SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 16, 2001
____________________________________
Date of Report (Date of earliest event reported)

PepsiCo, Inc.
_______________________________________
(Exact name of registrant as specified in its charter)

North Carolina
__________________________________
(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577

_____________________________________
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Item 5.	Other information
The information in Exhibit 99.1 is incorporated herein by reference.
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1	Press Release issued by PepsiCo, Inc., dated April 16, 2001.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2001	PepsiCo, Inc.

By:	/S/ LAWRENCE F. DICKIE
Lawrence F. Dickie
Vice President,
Associate General Counsel
and Assistant Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description	Page
99.1	Press release issued by PepsiCo, Inc., dated April 16, 2001.	5

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